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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2003

BLYTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)
One East Weaver Street, Greenwich, Connecticut 06831 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (203) 661-1926

Not Applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

        See Exhibit 99.1 and Exhibit 99.2 attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.
Date: March 18, 2003	By:/s/ BRUCE D. KREIGER Name: Bruce D. Kreiger Title: Vice President & General Counsel

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  Item 9. Regulation FD Disclosure
SIGNATURES